SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

ASHLAND INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)
Title of each class of securities to which transaction applies: N/A

(2)
Aggregate number of securities to which transaction applies: N/A

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)
Proposed maximum aggregate value of transaction: N/A

(5)
Total fee paid: N/A

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Ashland™
always solving

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on January 20, 2026 at 10:30 a.m. Eastern Time.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

NAME & ADDRESS HERE

The Proxy Statement and Annual Report are available at https://web.viewproxy.com/ash/2026

If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before January 13, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

You must use the 11-digit Virtual Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials.

VIRTUAL CONTROL NUMBER

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of Ashland Inc.:

The 2026 Annual Meeting of Stockholders of Ashland Inc. will be held virtually on January 20, 2026 at 10:30 a.m. Eastern Time.

As a Registered Holder, you may attend and vote your shares at the virtual Annual Meeting by registering at https://web.viewproxy.com/ash/2026 and using the Virtual Control Number above. **Your registration must be received by 10:00 a.m. Eastern Time on January 20, 2026.** On the day of the Annual Meeting, if you have properly registered, you may log in using the password you received via email in your registration confirmation and follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to attend and vote during the Annual Meeting are contained in the Proxy Statement in the section titled "*About the Annual Meeting*."

The Board of Directors recommends a vote FOR each of the nominees for director described in Proposal One, and a vote FOR Proposals Two and Three.

1. ELECTION OF DIRECTORS:
(1) Steven D. Bishop
(2) Sanat Chattopadhyay
(3) Suzan F. Harrison
(4) Ashish K. Kulkarni
(5) Susan L. Main
(6) Guillermo Novo
(7) Jerome A. Peribere
(8) Scott A. Tozier

2. Ratification of the appointment of Ernst & Young LLP as Ashland's independent registered public accounting firm for the fiscal year 2026.

3. Approval of the non-binding advisory resolution approving the compensation paid to Ashland's named executive officers.

NOTE: To conduct any other business properly brought before the Annual Meeting or any adjournment, postponement, or rescheduling thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

Internet

Go to https://web.viewproxy.com/ash/2026.

Have the 11-digit Virtual Control Number available when you access the website and follow the instructions.

Telephone

Call **1-877-777-2857** Toll Free

E-Mail

By e-mail at: **requests@viewproxy.com**

* If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Virtual Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request.

VIRTUAL CONTROL NUMBER

VOTING METHODS

Via Internet prior to the Annual Meeting:

Go to https://AALvote.com/ASH.

Have your 11-digit Virtual Control Number available and follow the prompts.

- Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card.

Via Internet during the Annual Meeting:

Go to https://AALvote.com/ASH

Have your 11-digit Virtual Control Number available and follow the prompts.

Ashland™ always solving